                                                                    Exhibit 23




             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




AS INDEPENDENT PUBLIC ACCOUNTANTS, WE CONSENT TO THE USE OF OUR REPORT DATED OCTOBER 15, 1996 TO ALL REFERENCES TO OUR FIRM INCLUDED IN OR MADE A PART OF THE FORM 10KSB OF SPECTRUM EQUITIES, INC.





                        GRANT-SCHWARTZ ASSOCIATES, CPA'S



BOCA RATON, FLORIDA
OCTOBER 23, 1996